-----------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 18, 2002

                        COMDISCO HOLDING COMPANY, INC.
-----------------------------------------------------------------------------

            (Exact name of registrant as specified in its charter)

       DELAWARE                   000-499-68               54-2066534
------------------------     ---------------------       --------------
(State or other Jurisdiction   (Commission File Number)  (IRS Employer
     of Incorporation)                                    Identification No.)

         6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS      60018
         -----------------------------------------     ---------
          (Address of principal executive offices)     (Zip Code)

(Registrant's telephone number, including area code)  (847) 698-3000
                                                      ---------------

                                      N/A
-----------------------------------------------------------------------------

         (Former name or former address, if changed since last report)


Item 5.  Other Events.

         On October 18, 2002, Comdisco Holding Company, Inc. ("Comdisco Holding") issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that it has entered into an agreement for the sale of its French operations to ECONOCOM Group. Comdisco Holding also announced that it has sold its Swiss and Austrian-based operations.


Item 7.  Financial Statements and Exhibits.

Exhibit No.       Description

     99.1         Press release of Comdisco Holding Company, Inc., dated
                  October 18, 2002



                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMDISCO HOLDING COMPANY, INC.


Dated: October 18, 2002           By: /s/ Robert E. T. Lackey
                                      Name:  Robert E. T. Lackey
                                      Title: Executive Vice President, Chief
                                             Legal Officer and Secretary


                                 EXHIBIT INDEX

Exhibit No.       Description

     99.1         Press release of Comdisco Holding Company, Inc., dated
                  October 18, 2002